EXHIBIT 10

IMPAC MORTGAGE HOLDINGS, INC.

ARTICLES OF AMENDMENT

Impac Mortgage Holdings, Inc., a corporation organized and existing under the laws of the State of Maryland (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:    The charter of the Corporation, is hereby amended by deleting ARTICLE VI Section 6.1 in its entirety and adding a new ARTICLE VI Section 6.1 to read as follows:

“ARTICLE VI

Section 6.1.  Authorized Shares.    The Corporation has authority to issue 200,000,000 shares of Common Stock, $.01 par value per share (“Common Stock”) and 10,000,000 shares of Preferred Stock, $.01 par value per share (“Preferred Stock”). The aggregate par value of all authorized shares of stock having par value is $2,100,000.”

SECOND:    The amendment to the charter of the Corporation as set forth above has been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

THIRD:    Immediately prior to the amendment to the charter, the Corporation had the authority to issue 50,000,000 shares of Common Stock, par value $.01 per share (“Common Stock”), and 10,000,000 shares of Preferred Stock, par value $.01 per share (“Preferred Stock”), of which 2,500,000 shares were designated Series A Junior Participating Preferred Stock. The total number of authorized shares of capital stock of all classes which the Corporation had the authority to issue immediately prior to the amendment to the charter was 60,000,000. The par value of all the shares of Common Stock immediately prior to the amendment to the charter was $500,000. The par value of all the shares of Preferred Stock immediately prior to the amendment to the charter was $100,000 of which $25,000 of the aggregate Preferred Stock par value related to the Series A Junior Participating Preferred Stock and $75,000 of the aggregate Preferred Stock par value related to undesignated Preferred Stock. The aggregate par value of all the shares of all classes of the authorized capital stock immediately prior to the amendment to the charter was $600,000.

FOURTH:    Following the amendment to the charter, the Corporation will have the authority to issue 200,000,000 shares of Common Stock, par value $.01 per share, and 10,000,000 shares of Preferred Stock, par value $.01 per share, of which 2,500,000 shares will be designated Series A Junior Participating Preferred Stock. Following the amendment to the charter, the total number of authorized shares of capital stock of all classes which the Corporation will have the authority to issue will be 210,000,000. The par value of all the shares of Common Stock following the amendment to the charter will be $2,000,000. The par value of all the shares of Preferred Stock following the amendment to the charter will be $100,000 of which $25,000 of the aggregate Preferred Stock par value will relate to the Series A Junior Participating Preferred Stock and $75,000 of the aggregate Preferred Stock par value will relate to undesignated Preferred Stock. Following the amendment to the charter, the aggregate par value of all the shares of all classes of the authorized capital stock will be $2,100,000.

FIFTH:    The preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the Corporation’s shares of capital stock were not changed by the amendment to the charter.

SIXTH:    The undersigned President of the Corporation acknowledges these Articles of Amendment to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

STATE OF MARYLAND

I hereby certify that this is a true and correct copy of the 4 page document on file in this office. DATED:     7/17/02

STATE DEPARTMENT OF ASSESSMENTS AND TAXATION

By:    /s/    JACQUELINE C. JAMES                , Custodian.
This stamp replaces out previous certification status. Effective:    6/95

IN WITNESS WHEREOF, the Corporation has caused these Articles to be signed in its name and on its behalf by its President and attested to by its Secretary on this 28th day of June, 2002.

ATTEST:

By:	/s/ RONALD M. MORRISON	By:	/s/ WILLIAM S. ASHMORE	(SEAL)
	Ronald M. Morrison Secretary		William S. Ashmore President